SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)           January 25, 2007
Breeze-Eastern Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7872	95-4062211

(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Liberty Ave, Union, New Jersey	07083

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code          (908) 688-2440
TransTechnology Corporation

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 2.02 Results of Operations and Financial Condition.
On January 25, 2007, Breeze-Eastern Corporation (AMEX:BZC) reported its financial results for the third quarter of its fiscal year ending March 31, 2007.
Reference is made to the Company’s press release dated January 25, 2007, a copy of which is attached hereto as Exhibit 99 to this Form 8-K.
ITEM 7.01 Regulation FD Disclosure.
On January 25, 2007, at 11:00 a.m. EST, management held a teleconference call with respect to the Company's financial results for the third quarter of its current fiscal year. A recording of the conference call, which was open for public participation, will be available for replay on the Company’s website www.breeze-eastern.com for the ten (10) business days following the call.
ITEM 9.01 Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired. None
     (b) Pro Forma Financial Information. None
     (c) Exhibits.

Exhibit	Description

99	Press Release of the Company issued January 25, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BREEZE-EASTERN CORPORATION

	By:	/s/ Joseph F. Spanier

Joseph F. Spanier, Executive Vice President, Chief Financial Officer and Treasurer

Date: January 26, 2007

3